SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): July 15, 1996

                      Onyx Acceptance Grantor Trust 1996-2
                  --------------------------------------------------------------
                      (Issuer with respect to Certificates)

                      Onyx Acceptance Financial Corporation
                           -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-04220

State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization                                Identification No.)

Delaware                                                     33-0639768

Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, Suite 500 Irvine, Ca. 92718
714 753-1191












Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1996-2, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the July 1996 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1996-2 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None.

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1996-2 for the month of July 1996.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation
         REGAN E. KELLY
By:_____________________________________________________
Regan E. Kelly    Executive Vice President
Date: July 26, 1996

         DON P. DUFFY
By:_____________________________________________________
Don P. Duffy               Executive Vice President
Date: July 26, 1996






                                   EXHIBIT 19


Onyx Acceptance Grantor Trust 1996-2                                                              Distribution Date Statement
6.40% Auto Loan Pass-Through Certificates                                                                                  19-Jul-96

Collection Period Beginning on:                                    06/01/96
Collection Period Ending on:                                       06/30/96
Distribution Date:                                                 07/15/96

          1 Original Pool Balance                                                                                 $85,013,318.00
          2 Collection Period Beginning Pool Balance                                                              $81,929,263.60
          3 Collection Period Beginning Pool Balance Factor                                                                 0.963723

            Computation of Collection Account Amounts Available for Distribution
          4 Total Collections from Obligors                        01-Juto96              30-Jun-96                $3,280,050.95
          5 Full Prepayments through first 5 business days of current month                                           171,745.46
          6 Full Prepayments included in Prior Collection Period                                                      228,078.24
          7 Partial Prepayments deposited to PayAhead Acct                                                             55,109.07
          8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                             0.00
          9 Yield Supplement Amount to be Deposited to Collection Account                                                   0.00
         10 Net Liquidation Proceeds on Defaulted Contracts        01-Juto96              30-Jun-96                    39,935.91
         11 Net Liquidation Proceeds first 5 business days of current month                                            16,400.00
         12 Net Liquidation Proceeds included in Prior Collection Period                                                    0.00
         13 Net Insurance Proceeds                                                                                          0.00
         14 Net Insurance Proceeds first 5 business days of current month                                                   0.00
         15 Net Insurance Proceeds included in Prior Collection Period                                                      0.00
         16 Aggregate Amount of Repurchased Contracts                                                                 164,913.20
         17 Reinvestment Earnings on Funds in Collection Acct      01-Juto96              30-Jun-96                    11,644.29

         18 Collection Account Amounts Available  (4+5-6-7+8+9+10+11-12+13+14-15+16+17)                            $3,401,502.50

            Computation of Certificate Ending Pool Balance
         19 Collection Period Beginning Pool Balance                                                              $81,929,263.60
         20 Scheduled Principal Decline (recomputed actuarial)                                                      1,148,093.46
         21 Full Prepayments                                       08-Juto96              30-Jun-96                 1,004,055.64
         22 Full Prepayments through first 5 business days of current month                                           171,745.46
         23 Defaulted Contracts  (Liquidated Proceeds received)    08-Juto96              30-Jun-96                    85,807.99
         23aDefaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month              23,277.70
         24 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                       0.00
         24aDefaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of current mo.   0.00
         25 Repurchased Contracts                                                                                     164,913.20

         26 Certificate Ending Pool Balance (19-20-21-22-23-23a-24-24a-25)                                        $79,331,370.15
            Certificate Ending Balance Pool Factor                                                                          0.933164

         27 Principal Distribution Amount  (19-26)                                                                 $2,597,893.45

            Distributions From Collection Account
         28 Principal Distribution Amount                                                                          $2,597,893.45
         29 Interest Distribution Amount  (6.4% / 12)                                                                 436,956.07
         30 Servicing Fee Payable to Servicer (1.0% / 12)                                                              68,274.39
         31 Surety Fee Payable to Surety (0.20% / 360 * Days in Collection Period)                                     13,654.88
         31aReinsurance Fee Payable to Surety (2.00%/360 * Days in period * lesser of $1,700,266.36 or 41-43)           2,833.78
         32 Reinvestment Earnings Payable to Finco                                                                     11,644.29

         33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                                     $3,131,256.86

         34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                                    $270,245.64

            Spread Account Reconciliation
         35 Initial Deposit                                                                                              $100.00
         36 Deposits to Spread Account Prior Collection Periods                                                      $185,318.79
         37 Deposit to Spread Account this Collection Period    (34)                                                 $270,245.64
         38 Reinvestment Earnings on Funds in Spread Acct          01-Juto96              30-Jun-96                      $360.14
         39 Draws from Spread Account Prior Periods                                                                        $0.00

         40 Spread Account Balance     (35+36+37+38-39)                                                              $456,024.57

         41 Required Spread Account Balance     (Max of 6% x (26) or 2% x (1) )                                    $4,759,882.21
         42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)                        $0.00
         43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                                  $456,024.57

            Delinquency Statistics
         44 Number of Accts Delinquent 30 - 59 Days                                                                        35
         45 Number of Accts Delinquent 60 - 89 Days                                                                        28
         45aNumber of Accts Deliquent 90 Days and Over                                                                      3
         46 Total Number of Delinquent Accounts 30 Days and Over                                                           66

         47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                         $539,827
         48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                       $384,926
         48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                    $61,025
         49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                                  $985,779

         50 Policy Claim Amount                                                                                            $0.00

            Repossession Statistics
         51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                          10
         52 Number of Accounts Repossessed During Collection Period                                                        18
         53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                          11
         54 Number of Accounts in Repo Inventory @ End of Collection Period                                                17

         55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period         $128,129.35
         56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                                    297,047.19
         57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                        144,866.81
         58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period               $280,309.73


            Yield Supplement Account  Balance
         59 Initial Deposit                                                                                                $0.00
         60 Draws from Yield Supplement to Collection Account                                                              $0.00

         61 Yield Supplement Account  Balance                                                                              $0.00

            Accounts Outstanding
         62 Original Accounts Outstanding                                                                               6,970
         63 Remaining Number of Accounts Outstanding @  End of Collection Period                                        6,695

            Net Yield
         64 Interest Collected on Contracts                                                                         1,072,792.78
         65 Interest Collected on Contracts - Prior Collection Period                                                 737,882.87
         66 Interest Collected on Contracts - Two Collection Periods Ago                                                    0.00
         67 Liquidated Contract Balances (less Liquidation proceeds)                                                   52,749.78
         68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                         10,746.14
         69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                           0.00
         70 Interest Paid to Certificate Holders                                                                      436,956.07
         71 Interest Paid to Certificate Holders - Prior Collection Period                                            453,404.36
         72 Interest Paid to Certificate Holders - Two Collection Periods Ago                                               0.00
         73 Servicing Fees Paid to Servicer                                                                           $68,274.39
         74 Servicing Fees Paid to Servicer -  Prior Collection Period                                                $70,844.43
         75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                                   $0.00
         76 Certificate Ending Pool Balance                                                                       $79,331,370.15
         77 Certificate Ending Pool Balance - Prior Collection Period                                             $85,013,318.00
         78 Certificate Ending Pool Balance - Two Collection Periods Ago                                                   $0.00

         79 Net Yield                                                                                                       5.24%

            A.P.R. of Trust Contracts
         80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                              14.84%
         81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                          14.87%


            Credit Losses
         82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                            $109,085.69
         83 Recoveries during Collection Period  (10+11-12)                                                            56,335.91

         84 Net Credit Losses during Collection Period   (82-83)                                                      $52,749.78

         85 Cumulative Net Credit Losses                                                                              $63,495.92
         86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                              0.07%

         87 Net Charge-off Percentage - Current Collection Period - (Annualized)                                            0.77%
         88 Charge-off Percentage -  Average of last 3 Collection Periods                                                   0.31%

         89 Repos in Inventory delinquent 30 to 60 days ($)                                                                $0.00
         90 Delinquent Contract Percentage ($ past due 60 days or more + repo inventory past due 30 to 60 days)             0.56%
         91 Delinquency Percentage                                                                                          0.22%

         92 Remaining Weighted Average Maturity (Months)                                                                   52.4






            I certify that the computations reflected above for the collection period end30-Jun-96 are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated May 1, 1996.

                    DON DUFFY                                    JULY 15, 1996
            By :   _____________________________________Date:  _______________

            Name: Don Duffy
            Title:  Executive Vice President